Annuity & Life Re (Holdings), Ltd.
Quarterly Statement of Net Income and Other Financial Data

	6/30/2004	3/31/2004	12/31/2003	9/30/2003	6/30/2003	3/31/2003
Revenues
Net Premiums	$10,348,881	$14,310,641	$18,385,942	$28,657,263	$58,563,721	$61,365,914
Investment Income	3,844,066	9,250,735	(1,101,429)	16,250,225	5,734,738	8,158,689
Realized gains (losses)	(137,885)	678,925	(101,432)	(52,025)	4,896,176	1,663,868
Net Change in FV of ED’s	518,786	607,388	1,846,939	2,808,427	(1,717,537)	13,754,859
Other Revenue	1,510,568	1,074,932	1,235,993	1,667,997	3,002,778	1,390,247

Total Revenues	$16,084,416	25,922,621	20,266,013	49,331,887	70,479,876	86,333,577

Benefits and Expenses
Claims and Benefits	$8,769,049	$10,244,658	$19,413,255	19,075,004	84,425,206	75,089,440
Annuity Interest	1,822,643	3,529,250	(2,750,729)	7,642,151	4,217,542	4,871,759
Policy Acquisition & Insurance costs	4,654,527	8,180,997	8,620,567	22,796,448	44,631,210	52,501,064
Financing Costs	—	—	—	—	—	—
Operating Expenses	7,268,575	2,767,362	2,160,343	3,605,189	5,922,358	6,346,130

Total Benefits and Expenses	$22,514,794	24,722,267	27,443,436	53,118,792	139,196,316	138,808,393
Cumulative Effect	—	(365,960)	—	—	—	—

Net Income (Loss)	$(6,430,378)	$834,394	$(7,177,423)	$(3,786,905)	$(68,716,440)	$(52,474,816)

Adjustments to Net Income to Get to Operating Income, Excluding Transamerica
Realized Gains & Losses	(137,885)	678,925	(101,432)	(52,025)	4,896,176	1,663,868
Net Change in FV of ED’s (3)	518,786	607,388	1,846,939	2,808,427	(1,717,537)	13,754,859
Change in DAC Amort from ED’s	—	—	—	—	—	(6,953,904)
Shareholder lawsuit settlement	(5,000,000)	—	—	—	—	—
Transamerica	(1,779,533)	930,342	602,126	(4,449,469)	(102,918)	883,041

Operating (Loss) Income, X-TA	$(31,746)	$(1,382,261)	$(9,525,056)	$(2,093,838)	$(71,792,162)	$(61,822,680)

Net Income (Loss) per Share
Basic
Shares	25,874,495	25,786,161	25,957,081	25,893,861	25,841,057	25,796,195
Earnings	$(0.25)	$0.03	$(0.28)	$(0.15)	$(2.66)	$(2.03)
Diluted
Shares	25,874,495	26,126,451	25,957,081	25,893,861	26,324,716	26,325,845
Earnings	$(0.25)	$0.03	$(0.28)	$(0.15)	$(2.66)	$(2.03)
Operating (Loss) Income, per fully diluted share X-TA (2)	$(0.00)	$(0.05)	$(0.37)	$(0.08)	$(2.73)	$(2.35)
Life Insurance In force
Face Amount (000’s)	$16,446,500	$16,695,700	$17,510,100	$30,488,600	$60,397,300	$68,989,300
Premium	$51,200,000	$56,000,000	$54,580,000	$96,281,000	$156,300,000	$261,541,595
Annuity Deposits (000s)	$643,402	$677,459	$670,718	$704,798	$815,685	$998,609
Expense Ratio as a % of Revenue, x-Change in FV of Embedded Derivatives
Current Quarter	46.70%	10.93%	11.73%	7.75%	8.20%	8.74%
YTD	24.55%	10.93%	8.60%	8.30%	8.47%	8.74%
Book Value per Share (1)	$4.81	$5.18	$5.11	$5.39	$5.52	$8.23

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	12/31/02	9/30/02	6/30/02	3/31/02	12/31/01	9/30/01	6/30/01	3/31/01
Revenues
Net Premiums	$89,090,406	$84,934,401	$92,065,743	$78,006,891	$69,837,478	$66,813,664	$61,628,943	$53,513,153
Investment Income	20,055,130	31,127,396	26,366,669	24,589,790	24,194,090	24,239,602	19,605,194	23,089,810
Realized gains (losses)	8,935,951	9,297,351	1,837,672	(321,708)	(195,145)	1,078,933	320,629	25,621
Net Change in FV of ED’s	(7,591,580)	(13,277,823)	(6,566,805)	1,590,098	8,596,369	(5,265,396)	1,846,981	(148,927)
Other Revenue	2,549,743	3,549,362	6,161,207	3,896,125	5,228,601	5,512,939	4,644,690	3,133,471

Total Revenues	113,039,650	115,630,687	119,864,486	107,761,196	107,661,393	92,379,742	88,046,437	79,613,128

Benefits and Expenses
Claims and Benefits	127,768,226	91,381,831	74,443,139	58,815,606	54,325,087	74,873,807	45,201,447	41,624,668
Annuity Interest	14,154,754	18,345,349	20,948,167	17,922,346	18,768,251	14,401,290	7,797,407	8,291,470
Policy Acquisition & Insurance costs	52,177,650	17,492,342	40,571,869	15,636,118	31,359,643	43,306,421	26,889,334	25,025,150
Financing Costs	6,867,795	3,731,580	1,053,037	1,295,704	1,200,000	—	—	—
Operating Expenses	11,951,126	3,826,602	3,142,272	3,657,792	3,719,608	2,478,698	2,689,045	2,665,070

Total Benefits and Expenses	212,919,551	134,777,704	140,158,484	97,327,566	109,372,589	135,060,216	82,577,233	77,606,358
Cumulative Effect	—	—	—	—	—	—	—	(3,665,735)

Net Income (Loss)	$(99,879,901)	$(19,147,017)	$(20,293,998)	$10,433,630	$(1,711,196)	$(42,680,474)	$5,469,204	$(1,658,965)

Adjustments to Net Income to Get to Operating Income, Excluding Transamerica
Realized Gains & Losses	8,935,951	9,297,351	1,837,672	(321,708)	(195,145)	1,078,933	320,629	25,621
Net Change in FV of ED’s (3)	(7,591,580)	(13,277,823)	(6,566,805)	1,590,098	8,596,369	(5,265,396)	1,846,981	(3,814,662)
Change in DAC Amort from ED’s	981,124	5,790,244	903,739	598,981	(2,730,908)	269,009	257,264	884,451
Shareholder lawsuit settlement	—	—	—	—	—	—	—	—
Transamerica	(2,799,031)	2,000	(24,123,300)	(2,300)	(15,778,360)	(22,024,398)	(7,222,726)	(7,020,468)

Operating (Loss) Income, X-TA	$(99,406,365)	$(20,958,789)	$7,654,696	$8,568,559	$8,396,848	$(16,738,622)	$10,267,056	$8,266,093

Net Income (Loss) per Share
Basic
Shares	25,755,411	25,733,141	25,722,016	25,705,328	25,695,578	25,683,328	25,591,746	25,501,331
Earnings	$(3.88)	$(0.74)	$(0.79)	$0.41	$(0.07)	$(1.66)	$0.21	$(0.07)
Diluted
Shares	26,089,620	26,100,766	26,755,190	26,968,835	27,813,418	28,534,245	28,211,313	27,960,971
Earnings	$(3.88)	$(0.74)	$(0.79)	$0.39	$(0.07)	$(1.66)	$0.19	$(0.07)
Operating (Loss) Income, per fully diluted share X-TA (2)	$(3.81)	$(0.80)	$0.29	$0.32	$0.30	$(0.59)	$0.36	$0.30
Life Insurance In force
Face Amount (000’s)	$117,511,100	$150,948,700	$137,182,089	$129,238,000	$117,400,000	$104,000,000	$91,105,000	$83,205,000
Premium	$261,541,595	$325,350,000	$333,800,000	$310,400,000	$240,100,000	$227,000,000	$203,600,000	$184,900,000
Annuity Deposits (000s)	$1,443,143	$1,464,668	$1,464,394	$1,503,144	$1,516,796	$1,629,042	$1,550,816	$1,553,352
Expense Ratio as a % of Revenue, x-Change in FV of Embedded Derivatives
Current Quarter	9.91%	2.97%	2.49%	3.45%	3.75%	2.54%	3.12%	3.34%
YTD	4.68%	2.94%	2.92%	3.45%	3.19%	2.97%	3.23%	3.34%
Book Value per Share (1)	$10.28	$14.73	$15.21	$15.78	$15.65	$15.91	$17.36	$17.33

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	12/31/00	9/30/00	6/30/00	3/31/00	12/31/99	9/30/99	6/30/99	3/31/99
Revenues
Net Premiums	$49,901,622	$44,588,022	$37,684,372	$36,230,006	$43,114,344	$21,101,366	$18,372,285	$18,247,102
Investment Income	60,286,132	23,745,266	25,819,232	26,797,697	26,724,547	19,528,879	20,677,325	18,159,060
Realized gains (losses)	(1,133,867)	(702,549)	(2,417,880)	(562,825)	(597,464)	(793,008)	(157,755)	263,458
Net Change in FV of ED’s
Other Revenue	1,829,461	1,689,451	1,589,357	1,807,601	1,575,505	1,250,961	149,262	239,701

Total Revenues	110,883,348	69,320,190	62,675,081	64,272,479	70,816,932	41,088,198	39,041,117	36,909,321

Benefits and Expenses
Claims and Benefits	33,913,597	36,040,180	29,898,304	32,958,111	31,447,754	17,232,038	15,507,499	15,765,869
Annuity Interest	43,692,693	5,322,440	8,063,576	8,763,595	9,724,666	4,762,521	3,948,668	3,876,829
Policy Acquisition & Insurance costs	16,286,966	14,922,217	14,919,657	12,856,683	16,751,414	9,052,163	8,991,772	7,405,339
Financing Costs	—	—	—	—	—	—	—	—
Operating Expenses	3,926,303	2,328,514	2,165,313	1,991,214	3,133,536	1,326,416	1,846,935	1,378,915

Total Benefits and Expenses	97,819,559	58,613,351	55,046,850	56,569,603	61,057,370	32,373,138	30,294,874	28,426,952
Cumulative Effect	—	—	—	—	—	—	—	—

Net Income (Loss)	$13,063,789	$10,706,839	$7,628,231	$7,702,876	$9,759,562	$8,715,060	$8,746,243	$8,482,369

Adjustments to Net Income to Get to Operating Income, Excluding Transamerica
Realized Gains & Losses	(1,133,867)	(702,549)	(2,417,880)	(562,825)	(597,464)	(793,008)	(157,755)	263,458
Net Change in FV of ED’s (3)	—	—	—	—	—	—	—	—
Change in DAC Amort from ED’s	—	—	—	—	—	—	—	—
Shareholder lawsuit settlement	—	—	—	—	—	—	—	—
Transamerica	2,842,156	4,120,238	4,011,938	4,008,208	3,446,911	3,429,323	4,062,300	2,653,060

Operating (Loss) Income, X-TA	$11,355,500	$7,289,150	$6,034,173	$4,257,493	$6,910,115	$6,078,745	$4,841,698	$5,565,851

Net Income (Loss) per Share
Basic
Shares	25,499,999	25,499,999	25,499,999	25,499,999	25,499,999	25,499,999	25,499,999	25,499,999
Earnings	$0.51	$0.42	$0.30	$0.30	$0.38	$0.34	$0.34	$0.33
Diluted
Shares	27,676,641	27,419,525	27,311,063	27,443,307	27,369,033	27,218,541	27,114,771	27,181,315
Earnings	$0.47	$0.39	$0.28	$0.28	$0.36	$0.32	$0.32	$0.31
Operating (Loss) Income, per fully diluted share X-TA (2)	$0.41	$0.27	$0.22	$0.16	$0.25	$0.22	$0.18	$0.20
Life Insurance In force
Face Amount (000’s)	$77,016,000	$61,419,000	$55,467,000	$52,654,000	$45,407,000	$36,558,000	$31,229,000	$29,960,000
Premium	$159,000,000	$140,600,000	$136,700,000	$131,200,000	$110,000,000	$79,200,000	$73,700,000	$73,000,000
Annuity Deposits (000s)	$1,595,129	$1,480,004	$1,569,619	$1,651,256	$1,603,383	$1,625,983	$1,607,049	$1,510,639
Expense Ratio as a % of Revenue, x-Change in FV of Embedded Derivatives
Current Quarter	3.54%	3.36%	3.45%	3.10%	4.42%	3.23%	4.73%	3.74%
YTD	3.39%	3.30%	3.27%	3.10%	4.09%	3.89%	4.25%	3.74%
Book Value per Share (1)	$17.13	$16.43	$16.02	$15.64	$15.37	$15.18	$14.95	$14.88

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[Continued from above table, first column(s) repeated]

	12/31/98	9/30/98	6/30/98
Revenues
Net Premiums	$17,878,140	$10,065,750
Investment Income	14,464,369	5,366,566	4,299,615
Realized gains (losses)	1,505,617	1,018,990	148,674
Net Change in FV of ED’s
Other Revenue	311,243

Total Revenues	34,159,369	16,451,306	4,448,289

Benefits and Expenses
Claims and Benefits	14,897,615	8,399,500
Annuity Interest	1,989,000
Policy Acquisition & Insurance costs	6,341,697	200,175
Financing Costs	—	—	—
Operating Expenses	1,705,631	1,191,465	873,278

Total Benefits and Expenses	24,933,943	9,791,140	873,278
Cumulative Effect	—	—	—

Net Income (Loss)	$9,225,426	$6,660,166	$3,575,011

Adjustments to Net Income to Get to Operating Income, Excluding Transamerica
Realized Gains & Losses	1,505,617	1,018,990	148,674
Net Change in FV of ED’s (3)	—	—	—
Change in DAC Amort from ED’s	—	—	—
Shareholder lawsuit settlement	—	—	—
Transamerica	2,242,565	—	—

Operating (Loss) Income, X-TA	$5,477,244	$5,641,176	$3,426,337

Net Income (Loss) per Share
Basic
Shares	25,499,999	25,499,999	21,016,483
Earnings	$0.36	$0.26	$0.17
Diluted
Shares	27,373,430	26,629,834	22,405,132
Earnings	$0.34	$0.25	$0.16
Operating (Loss) Income, per fully diluted share X-TA (2)	$0.20	$0.21	$0.15
Life Insurance In force
Face Amount (000’s)	$22,538,000	$15,000,000
Premium	$54,900,000	$40,000,000
Annuity Deposits (000s)	$1,283,676	$1,057,702
Expense Ratio as a % of Revenue, x-Change in FV of Embedded Derivatives
Current Quarter	4.99%	7.24%	19.63%
YTD	6.85%	9.88%	19.63%
Book Value per Share (1)	$14.72	$14.55	$14.03

(1)	Computed as reported BV divided by outstanding shares.

(2)	Utilizes fully diluted shares even if they are anti-dilutive.

(3)	Includes cumulative effect of a change in accounting principle.